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                     SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               October 17, 2000


                            AMSOUTH BANCORPORATION
            (Exact name of registrant as specified in its charter)



   DELAWARE                         1-7476          63-0591257
   (State or other jurisdiction     (Commission     (IRS Employer
   of incorporation)                File Number)    Identification No.)

                              AMSOUTH-SONAT TOWER
                            1900 FIFTH AVENUE NORTH
                           BIRMINGHAM, ALABAMA 35203
         (Address, including zip code, of principal executive office)

      Registrant's telephone number, including area code:  (205) 320-7151


                                Not applicable
          (Registrant's former address of principal executive office)
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Item 5. Other Events.
        ------------------------------

        AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to report its preliminary results of operations for the third quarter of 2000 including the text of a presentation regarding the results. Attached hereto and incorporated herein as Exhibits 99.1 and 99.2, respectively, are (i) a press release issued on October 17, 2000 announcing the preliminary results and (ii) the text of a presentation concerning those results.


Item 7. Financial Statements and Exhibits.
        ----------------------------------

        The following exhibits are filed as part of this Current Report on Form 8-K:

        Exhibit No.   Exhibit

        99.1  Press Release of October 17, 2000

        99.2   Presentation of October 17, 2000

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMSOUTH BANCORPORATION


                                  By:   /s/ Carl L. Gorday
                                     ---------------------------
                                  Name:   Carl L. Gorday
                                  Title:  Assistant Secretary


Date: October 17, 2000

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